UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
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OSI Systems, Inc.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OSI Systems, Inc. c/o Broadridge Corporate Issuer Solutions P.O. Box 1342 Brentwood, NY 11717 Your Vote Counts! OSI SYSTEMS, INC. 2021 Annual Meeting Vote by December 08, 2021 11 :59 PM ET You invested in OSI SYSTEMS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on December 09, 2021. Get informed before you vote View the Notice & Proxy Statement, 1 OK Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 25, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a �I number Vote in Person at the Meeting* December 09, 2021 10:00 AM PST 12525 Chadron Ave. Hawthorne, CA 90250 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01) Deepak Chopra 02) William F. Ballhaus 03) Kelli Bernard 04) Gerald Chizever 05) Steven C. Good 06) James B. Hawkins 07) Meyer Luskin 2. Ratification of the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2022. 3. Advisory vote on the Company's executive compensation for the fiscal year ended June 30, 2021. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends 0For 0For 0For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".